EXHIBIT 10.15(ii)

FIRST AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT
THIS FIRST AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this "Amendment") is made as of February 24, 2009, by and between DUKE REALTY CORPORATION, an Indiana corporation ("Company"), and DENNIS D. OKLAK ("Executive Officer").
RECITALS
A.Company and Executive Officer entered into that certain Executive Severance Agreement dated December 18, 2007 ("ESA") with respect to separation benefits in the event of Executive Officer's separation from the Company.
B.Company and Executive Officer now desire to amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.
NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive Officer agree to amend the ESA as follows:

1.Amendment to ESA. Paragraph (e) under the definition of Change of Control is hereby deleted in its entirety and the following is substituted in lieu thereof:
"(e) consummation of a merger or consolidation to which the Company is a party (other than a merger or consolidation with a wholly-owned subsidiary of the Company) or a share exchange in which the Company will exchange Company shares for shares of another corporation as a result of which the persons who were shareholders of the Company immediately before the effective date of such merger, consolidation or share exchange will have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation immediately following the effective date of such merger, consolidation or share exchange."
2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.
3.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.
4.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By:	/s/ Robert M. Chapman
Robert M. Chapman
Chief Operating Officer

“Executive Officer”

/s/ Dennis D. Oklak
Dennis D. Oklak

FIRST AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT
THIS FIRST AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this "Amendment") is made as of February 24, 2009, by and between DUKE REALTY CORPORATION, an Indiana corporation ("Company"), and STEVEN R. KENNEDY ("Executive Officer").
RECITALS
A.Company and Executive Officer entered into that certain Executive Severance Agreement dated December 18, 2007 ("ESA") with respect to separation benefits in the event of Executive Officer's separation from the Company.
B.Company and Executive Officer now desire to amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.
NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive Officer agree to amend the ESA as follows:
1.Amendment to ESA. Paragraph (e) under the definition of Change of Control is hereby deleted in its entirety and the following is substituted in lieu thereof:
"(e) consummation of a merger or consolidation to which the Company is a party (other than a merger or consolidation with a wholly-owned subsidiary of the Company) or a share exchange in which the Company will exchange Company shares for shares of another corporation as a result of which the persons who were shareholders of the Company immediately before the effective date of such merger, consolidation or share exchange will have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation immediately following the effective date of such merger, consolidation or share exchange."
2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.
3.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.
4.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By: /s/ Dennis D. Oklak
Name: Dennis D. Oklak
Title: Chief Executive Officer

“Executive Officer”
/s/ Steven R. Kennedy
Steven R. Kennedy

FIRST AMENDMENT TO
EXECUTIVE SEVERANCE AGREEMENT
THIS FIRST AMENDMENT TO EXECUTIVE SEVERANCE AGREEMENT (this "Amendment") is made as of February 24, 2009, by and between DUKE REALTY CORPORATION, an Indiana corporation ("Company"), and JAMES B. CONNOR ("Executive Officer").
RECITALS
A.Company and Executive Officer entered into that certain Executive Severance Agreement dated December 21, 2007 ("ESA") with respect to separation benefits in the event of Executive Officer's separation from the Company.
B.Company and Executive Officer now desire to amend the ESA in the manner set forth herein and pursuant to the terms of this Amendment.
NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive Officer agree to amend the ESA as follows:
1.Amendment to ESA. Paragraph (e) under the definition of Change of Control is hereby deleted in its entirety and the following is substituted in lieu thereof:
"(e) consummation of a merger or consolidation to which the Company is a party (other than a merger or consolidation with a wholly-owned subsidiary of the Company) or a share exchange in which the Company will exchange Company shares for shares of another corporation as a result of which the persons who were shareholders of the Company immediately before the effective date of such merger, consolidation or share exchange will have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation immediately following the effective date of such merger, consolidation or share exchange."
2.Full Force and Effect. Except as set forth herein, all of the terms, covenants, and conditions of the ESA shall remain in full force and effect. If a conflict or inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the ESA, the terms and provisions of this Amendment shall control to the extent of any such conflict or inconsistency.
3.Counterparts. This Amendment may be executed in multiple original counterparts. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.
4.Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

“Company”

DUKE REALTY CORPORATION, an Indiana corporation

By: /s/ Dennis D. Oklak
Name: Dennis D. Oklak
Title: Chief Executive Officer

“Executive Officer”
/s/ James B. Connor
James B. Connor